WRITTEN CONSENT TO ACTION WITHOUT MEETING OF COMMITTEE
APPOINTED BY THE BOARD OF DIRECTORS OF
BANK OF AMERICA CORPORATION

October 3, 2001

AUTHORIZATION OF 4¾% SENIOR NOTES, DUE 2006

     WHEREAS, the Board of Directors of Bank of America Corporation (the "Corporation") previously has authorized and approved the issuance and sale for cash, at any time or from time to time, of its unsecured debt securities (the "Debt Securities"), common stock and other securities in one or more public offerings, $15,000,000,000 of which securities have been registered with the Securities and Exchange Commission pursuant to the Corporation's registration statement on Form S-3, Registration No. 333-83503 (the "1999 Shelf");

     WHEREAS, the Corporation has issued and sold pursuant to or allocated under, the 1999 Shelf $6,733,053,909 of its Debt Securities in underwritten public offerings leaving an additional $8,266,946,091 in aggregate principal amount of unallocated Debt Securities, common stock and other securities that may be issued and sold pursuant to the 1999 Shelf;

     WHEREAS, by resolutions (the "Resolutions") adopted by the Board of Directors (the "Board") of the Corporation at a meeting duly called and held on June 23, 1999, this Committee (the "Committee") was authorized by the Board to take action in connection with the issuance of the Corporation's Debt Securities, common stock and other securities to be offered at the times and on terms to be determined by the Committee;

     WHEREAS, this Committee has determined that issuing a series of Debt Securities in the form of five-year senior notes, initially in the principal amount of $1,000,000,000 is advisable and in the best interests of the Corporation; and

     WHEREAS, no stop order suspending the effectiveness of the above described registration statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to the Resolutions, and the terms and provisions of the Indenture between the Corporation and The Bank of New York, as trustee (successor in interest to U.S. Bank Trust National Association) (the "Senior Trustee"), dated as of January 1, 1995, as supplemented by a First Supplemental Indenture dated as of September 18, 1998 and a Second Supplemental Indenture dated as of May 7, 2001 (the "Senior Indenture"), the issue and sale by the Corporation of a series of its senior indebtedness, initially in the aggregate principal amount of $1,000,000,000, is hereby authorized and approved, which series of senior notes is designated "4 3/4% Senior Notes, due 2006" (the "Senior Notes"), and shall be subject to the terms and entitled to the benefits of the Senior Indenture;

     RESOLVED FURTHER, that the Senior Notes to be issued and sold under the authority of these resolutions shall be allocated from those securities previously authorized by the Board and registered for sale under the 1999 Shelf;

     RESOLVED FURTHER, that the amount of this series of Senior Notes shall initially be set at $1,000,000,000, but may be increased at any time within the next 12 months (or as permitted by Internal Revenue Services regulations) upon delivery of a supplemental officers' certificate setting forth the terms of such additional amounts;

     RESOLVED FURTHER, that the Senior Notes shall bear interest at the rate of 4 3/4% per annum, which interest shall accrue from October 9, 2001, and be payable semiannually on April 15 and October 15, commencing April 15, 2002; and the record date for the interest payable shall be the close of business on the last day of the calendar month next preceding each interest payment date;

     RESOLVED FURTHER, that the maturity date of the Senior Notes shall be October 15, 2006;

     RESOLVED FURTHER, that the initial series of Senior Notes shall be sold to Banc of America Securities LLC and the other Underwriters (as named in the Underwriting Agreement hereinafter described) (the "Underwriters"), pursuant to the terms of the Underwriting Agreement dated as of October 3, 2001 between the Corporation and the Representatives named therein (the "Underwriting Agreement"), who the Committee understands will reoffer the Senior Notes for sale in a public offering;

     RESOLVED FURTHER, that the Senior Notes shall be sold to the Underwriters on October 9, 2001, at a price of 99.169% of the principal amount, and that the Senior Notes shall be initially offered to the public at a price of 99.519% of the principal amount;

     RESOLVED FURTHER, that the Committee was advised by the Underwriters that they will initially offer the Senior Notes to certain dealers at the initial public offering price, less a concession not in excess of 0.21% of the principal amount of the Senior Notes, and that the Underwriters may allow, and such dealers may reallow, a concession not in excess of 0.17% of such principal amount on sales to other dealers;

     RESOLVED FURTHER, that the Senior Notes shall be issued as Registered Securities (as defined in the Indenture) initially in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company, or its nominee, and eligible to trade through the facilities of Clearstream Banking, societe anonyme, and Euroclear Bank S.A./NV, as operator of the Euroclear System, in the manner requested by the Representatives, in denominations of $1,000 or integral multiples thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about October 9, 2001 and the form of registered note presented to this Committee and attached to the minutes hereof as Exhibit A, together with such modifications as are appropriate to reflect the determinations of the Committee, is hereby in all respects approved;

     RESOLVED FURTHER, that any Authorized Officer (as described herein) is hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the Underwriting Agreement, in the form presented to the Committee and attached to the minutes hereof as Exhibit B, relating, among other things, to the sale of the Senior Notes and to the indemnification of and contribution to the Underwriters, and such Underwriting Agreement shall be, and it hereby is, in all respects authorized and approved, the execution thereof being conclusive evidence of such approval;

     RESOLVED FURTHER, that, with respect to the Senior Notes, a "Business Day" shall mean any day, other than a Saturday or Sunday or a legal holiday in New York, New York, Charlotte, North Carolina or Luxembourg, that is not a day on which banking institutions in New York, New York, Charlotte, North Carolina or Luxembourg are authorized or required by law or regulation to be closed;

     RESOLVED FURTHER, that except in those situations in which the Corporation may become obligated to pay additional amounts (as described herein), the Senior Notes shall not be eligible for redemption or entitled to any sinking fund and shall not be subject to the provisions of Sections 14.02 and 14.03 of the Senior Indenture;

     RESOLVED FURTHER, that the Senior Notes shall be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, or any Senior or other Vice President, the corporate seal thereon shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the present or any future Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Senior Notes, cease to be such an officer prior to the issuance of such Senior Notes, the Senior Notes so signed or bearing such facsimile signature shall, nevertheless, be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Kenneth D. Lewis, Chief Executive Officer of the Corporation, James T. Houghton, Senior Vice President of the Corporation, Karen A. Gosnell, Senior Vice President of the Corporation, Page P. C. Stephens, Senior Vice President of the Corporation, Ann J. Travis, Vice President of the Corporation, Mary Wright Rantala, Assistant Vice President of the Corporation, Rachel R. Cummings, Secretary of the Corporation, and Allison L. Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted;

    RESOLVED FURTHER, that pursuant to the provisions of the Senior Indenture, the Chairman and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Associate General Counsel (each, an "Authorized Officer") be, and each of them is, hereby authorized and empowered to cause the Senior Notes, upon execution thereof, to be delivered to the Senior Trustee under the Senior Indenture, or to any agent designated by the Senior Trustee, for authentication and delivery by it and to deliver to the Senior Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Senior Notes and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Senior Notes;

     RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York, as Senior Trustee, shall act as agent for the Corporation for the registration, transfer, exchange and payment of the Senior Notes (the "Paying Agent"), and as authenticating agent, and that the offices of the Senior Trustee located at 101 Barclay Street, 21 West, New York, New York, hereby is designated, pursuant to the provisions of the Senior Indenture, as the office or agency of the Corporation where the Senior Notes may be presented for registration, transfer, exchange and payment, and the proper officers of the Corporation are hereby authorized and empowered to execute and deliver any documents required by the Senior Trustee under the Senior Indenture in connection with such duties;

     RESOLVED FURTHER, that whenever the Senior Trustee or Paying Agent, in its capacity as such, shall deem it expedient, it may apply to counsel for the Corporation for advice or instructions, and, for its actions and good faith in such capacity, including, but not limited to, action in reliance on such advice or instructions or on advice of its own counsel, the Corporation shall fully protect and hold harmless that agent from and against any liability;

     RESOLVED FURTHER, that the listing of the Senior Notes on the Luxembourg Stock Exchange (the "LSE") is hereby authorized (but shall not be required) and the appointment of the Banque Générale du Luxembourg S.A. as listing agent for such listing purposes is hereby ratified, confirmed and approved;

     RESOLVED FURTHER, that the officers of the Corporation, including James T. Houghton, Senior Vice President, Karen A. Gosnell, Senior Vice President, and Page P. C. Stephens, Senior Vice President or any other Authorized Officer be, and they hereby are authorized to take any and all steps necessary or desirable to accomplish the LSE listing (or to withdraw such application), including the preparation and filing of all requisite applications, fee agreements and documents and the payment of all applicable fees and expenses;

     RESOLVED FURTHER, that subject to the exemptions and limitations set forth below, the Corporation will pay additional amounts to the beneficial owner of a note that is a non-United States person in order to ensure that every net payment on such note will not be less, due to payment of United States withholding tax, than the amount then due and payable.  For this purpose, a "net payment"on a note means a payment by the Corporation or any paying agent, including payment of principal and interest, after deduction for any present or future tax, assessment or other governmental charge of the United States.  These additional amounts will constitute additional interest on a note.

     The Corporation will not be required to pay additional amounts, however, in any of the circumstances described in items (1) through (13) below.

(1)   Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner:

    ·  having a relationship with the United States as a citizen, resident or otherwise;

    ·  having had such a relationship in the past; or

    ·  being considered as having had such a relationship.

(2)  Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner:

    ·  being treated as present in or engaged in a trade or business in the United States;

    ·  being treated as having been present in or engaged in a trade or business in the United States in the past;

    ·  having or having had a permanent establishment in the United States; or

    ·  having or having had a qualified business unit which has the United States dollar as its functional currency.

(3)  Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being or having been a:

    ·  personal holding company;

    ·  foreign personal holding company;

  foreign private foundation or other foreign tax-exempt organization;
     ·    controlled foreign investment company; or
     ·  corporation which has accumulated earnings to avoid United States federal income tax.

(4)  Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner owning or having owned, actually or constructively, 10% or more of the total combined voting power of all classes of the Corporation's stock entitled to vote;

(5)  Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner's status as a bank extending credit pursuant to a loan agreement entered into in the ordinary course of business.

For purposes of items (1) through (5) above, "beneficial owner" includes a fiduciary, settlor, partner, member, shareholder or beneficiary of the holder if the holder is an estate, trust, partnership, limited liability company, corporation or other entity, or a person holding a power over an estate or trust administered by a fiduciary holder.

(6)  Additional amounts will not be payable to any beneficial owner of a note that is:

    ·  a fiduciary;

    ·  a partnership;

    ·  a limited liability company;

    ·  another fiscally transparent entity; or

    ·  not the sole beneficial owner of the note, or any portion of the note.

However, this exception to the obligation to pay additional amounts will only apply to the extent that a beneficiary or settlor in relation to the fiduciary, or a beneficial owner, partner or member of the partnership, limited liability company or other fiscally transparent entity, would not have been entitled to the payment of an additional amount had the beneficiary, settlor, partner, beneficial owner or member received directly its beneficial or distributive share of the payment.

(7)  Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure of the beneficial owner or any other person to comply with applicable certification, identification, documentation or other information reporting requirements.  This exception to the obligation to pay additional amounts only will apply if compliance with such reporting requirements is required by statute or regulations of the United States or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge.

(8)  Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is collected or imposed by any method other than by withholding from a payment on a note by the Corporation or any paying agent.

(9)  Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later.

(10)  Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge that is imposed or withheld by reason of the presentation by the beneficial owner of a note for payment more than 30 days after the date on which such payment becomes due or is duly provided for, whichever occurs later.

(11)  Additional amounts will not be payable if a payment on a note is reduced as result of any:

    ·  estate tax;

    ·  inheritance tax;

    ·  gift tax;

    ·  sales tax;

    ·  excise tax;

    ·  transfer tax;

    ·  wealth tax;

    ·  personal property tax; or

    ·  any similar tax, assessment or other governmental charge.

(12)  Additional amounts will not be payable if a payment on a note is reduced as a result of any tax, assessment or other governmental charge required to be withheld by any paying agent from a payment of principal or interest on a note if such payment can be made without such withholding by any other paying agent.

 (13)  Additional amounts will not be payable if a payment on a note is reduced as a result of any combination of items (1) through (12) above.

   "Non-United States Person" means any holder of the notes other than a United States person.  A "United States Person" means a citizen or resident of the United States, a corporation or a partnership (or other entity treated as a corporation or partnership for federal income tax purposes, including certain limited liability companies) created or organized under the laws of the United States, an estate the income of which is subject to United States federal income tax regardless of its source, or a trust for which one or more United States persons have the authority to control all substantial decisions and for which a court of the United States can exercise primary supervision over the trust's administration;

     RESOLVED FURTHER, that the Senior Notes may be redeemed at the option of the Corporation in whole, but not in part, at any time, on giving not less than 30 nor more than 60 days' notice to the Senior Trustee and the holders of the Senior Notes, if the Corporation has or may become obliged to pay Additional Amounts as a result of any change in, or amendment to, the laws or regulations of the United States or any political subdivision or any authority thereof or therein having power to tax, or any change in the application or official interpretation of such laws or regulations after the date of the applicable global prospectus supplement;

    RESOLVED FURTHER, that prior to the publication of any notice of redemption, the Corporation shall deliver to the Senior Trustee a certificate signed by the Chief Financial Officer or a Senior Vice President of the Corporation stating that the Corporation is entitled to effect such redemption and setting forth a statement of facts showing the conditions precedent to the right to redeem;

    RESOLVED FURTHER, that the Senior Notes so redeemed will be redeemed at 100% of their principal amount together with interest accrued to (but excluding) the date of redemption;

    RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to take all steps deemed necessary by such officer to issue and sell the initial series of the Senior Notes, and to increase the amount of issued and outstanding Senior Notes of this series up to the maximum amount authorized and unissued under the 1999 Shelf, such actions to include delivery of appropriate Officers Certificates and Company Orders; the execution and delivery of additional Senior Notes; the selection of one or more underwriters and the negotiation, execution and delivery of an appropriate underwriting agreement; the preparation of necessary amendments or supplements to the applicable global prospectus supplement for the Senior Notes; and the execution and delivery of necessary closing documents; and

    RESOLVED FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.